UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant     [X]
Filed by a Party other than the Registrant     [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e) (2) )
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

CORNERSTONE PROGRESSIVE RETURN FUND
(Name of Registrant as Specified in Its Charter)

____________________________________________________
(Name of person (s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4. Proposed maximum aggregate value of transaction:

5. Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and  identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

1. Amount Previously Paid:

2. Form, Schedule or Registration Statement No.:

3. Filing Party:

4. Date Filed:

YOUR FUND NEEDS YOUR HELP

CORNERSTONE PROGRESSIVE RETURN FUND

260 Madison Avenue
New York, NY 10016

July 21, 2010

Dear Fellow Shareholder:

As you may know, the Annual Meeting of Shareholders of Cornerstone Progressive Return Fund (the “Fund”) scheduled for July 20, 2010 convened as schedule on July 20, 2010, but was adjourned until August 2, 2010 to allow additional time for the solicitation of proxies with respect to proposal two.  The Annual Meeting will be reconvened at One West Pack Square, Asheville, NC 28801, fifth floor conference room at 12:00 noon, Eastern Standard Time.  Only shareholders of record on June 1, 2010 will be entitled to vote at the reconvened Annual Meeting on August 2, 2010.

The Fund’s current investment objective is long-term total return and is a fundamental policy, which means that it may not be changed without shareholder approval.  The Board believes that it is in the best interests of Shareholders to amend the Fund’s fundamental investment objective by changing it to become a non-fundamental investment objective of providing total return.  The amendment of the Fund’s fundamental investment objective to be a non-fundamental investment objective means that the Fund’s investment objective may be changed in the future without shareholder approval if the Board believes that it is in the best interests of the Fund and its Shareholders to do so.

THE FUND’S RECORDS INDICATE THAT YOU HAVE YET TO VOTE ON THIS PROPOSAL.   PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING.  PLEASE VOTE YOUR PROXY TODAY SO THAT YOUR FUND MAY AVOID ADDITIONAL SOLICITATION COSTS.

Another copy of your proxy ballot is enclosed for your convenience.  Should you have any questions regarding the proposal or to vote your shares, please call (800) 581-4001, extension 6917.

To vote your shares, the following voting options have been set up for your convenience.

1.	Vote by Phone. You may cast your vote by phone by calling the phone number located on the enclosed proxy ballot.

2.	Vote Through the Internet. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy ballot and following the instructions on the website.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage paid return envelope provided.

Again, please do not hesitate to call toll-free (800) 581-4001, extension 6917 if you have any questions regarding this Annual Meeting.

Thank you for your assistance with this important matter.

Sincerely,

/s/ Ralph Bradshaw

Ralph Bradshaw
President